UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/01/2013

NEW HAMPSHIRE THRIFT BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-17859

DELAWARE	02-0430695
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

9 MAIN STREET
PO BOX 9
NEWPORT NH 03773
(Address of principal executive offices, including zip code)

603-863-0886
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On February 1, 2013, New Hampshire Thrift Bancshares, Inc. (the "Company") announced its earnings for the twelve months ended December 31, 2012. The press release contained a typographical error in the last bullet on page one. The revised bullet is as follows:

      As a percentage of gross loans, non-performing loans decreased to 2.22% at December 31, 2012, from 2.29% at December 31, 2011.

The information contained in this Item 2.02 shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

Date: February 12, 2013	By:	/s/ Laura Jacobi
Laura Jacobi
Senior Vice President and Chief Financial Officer